UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2024 (February 7, 2024)
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Core & Main, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Departure of Directors affiliated with Clayton, Dubilier & Rice, LLC
On February 7, 2024, James G. Berges informed Core & Main, Inc. (the “Company”) of his decision to resign from his position as Chair of the board of directors (the “Board”) of the Company, various committees of the Board and as a member of the Board, effective immediately. Further, on February 7, 2024, Ian A. Rorick, Nathan K. Sleeper and Jonathan L. Zrebiec each informed the Company of their decision to resign from their positions as members of the Board, effective immediately. Messrs. Berges, Rorick, Sleeper and Zrebiec are affiliated with the private equity firm Clayton, Dubilier & Rice, LLC (“CD&R”), and have resigned as members of the Board in connection with the successful exit of CD&R’s investment in the Company, which was completed on January 25, 2024.
Appointment of Stephen O. LeClair as Chairman of the Board and James G. Castellano as Lead Independent Director
On February 7, 2024, the Board, upon the recommendation of the Nominating and Governance Committee of the Board, appointed Stephen O. LeClair to replace James G. Berges as Chair of the Board. Mr. LeClair is and will continue to be the Chief Executive Officer (“CEO”) of the Company and has served as CEO and a member of the Board since 2021.
In addition, the Board, upon the recommendation of the Nominating and Governance Committee of the Board, appointed James G. Castellano to the newly created position of Lead Independent Director of the Board. Mr. Castellano, who joined the Board in 2021, will continue to serve as Chair of the Board’s Audit Committee.
Item 8.01. Other Events
On February 7, 2024, the Board resolved to reduce the Board size from twelve members to eight members by eliminating the vacancies resulting from the resignations of Messrs. Berges, Sleeper, Rorick and Zrebiec.
On February 8, 2024, the Company issued a press release announcing, among other things, the resignations of Messrs. Berges, Rorick, Sleeper and Zrebiec as directors, the appointment of Mr. LeClair as Chair of the Board and appointment of Mr. Castellano as Lead Independent Director, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(d)    Exhibits

Exhibit No.	Description
99.1	Press Release dated February 8, 2024.**
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)*

* Filed herewith.
** Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Core & Main, Inc.

By:	/s/ Mark G. Whittenburg
Name:	Mark G. Whittenburg
Title:	General Counsel and Secretary

Date: February 8, 2024